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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Axiom Inc.'s previously filed Registration Statement File No. 333-32919.

                                                         /S/ ARTHUR ANDERSEN LLP

                       Philadelphia, PA December 29, 1997